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Exhibit 10.42

                            STOCK PURCHASE AGREEMENT



         This agreement ("Agreement") is dated April 23, 2003 between Vertical Ventures Investments, LLC ("Purchaser"), and HiEnergy Technologies, Inc. ("Company").



         1. PURCHASE AND SALE. Purchaser agrees to buy and the Company agrees to sell and issue to Purchaser 700,000 shares of the Company's common stock (the "Shares") for an aggregate purchase price of approximately $ 249,000 the "Purchase Price").

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to the Purchaser:

         (a) Registered Offering. The offer and sale of the Shares have been registered on a Form 58-2 registration statement, Registration No. 333-101055 ("Registration Statement"), which Registration Statement has been declared effective by the Securities and Exchange Commission (the "Commission") and the Company has not received notice that the Commission has issued or intends to issue a stop order with respect to the Registration Statements or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statements, either temporarily or permanently, or intends or has threatened in writing to do so. The Company shall deliver to Purchaser the prospectus that constitutes a part of the Registration Statements and a prospectus supplement regarding the sale of the Shares pursuant hereto.

         (b) Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is duty qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary.

         (c) Authorization. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation of the transaction contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company or its shareholders for the Company to execute and consummate this Agreement and the transactions contemplated hereby. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, and assuming the valid execution hereof by the Purchaser, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (a) as such enforceability may he limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (b) as enforceability of any indemnification and contribution provisions may be limited under the federal and state securities laws and public policy, and (c) that the remedy of specific performance and injunctive and other

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forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought

         (d) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby does not and will not: (i) conflict with or violate any provision of the Company's certificate of incorporation or bylaws (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment or acceleration (with or without notice, lapse of time or both) of, any material agreement or indebtedness to which the Company is a party or by which any material property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, decree or other restriction of any court, governmental authority or stock market to which the Company or the Common Stock is subject. No assurance is intended as to the potential effects of the Company's Series A Preferred Stock Most Favored Nation provision.

         (e) Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with the terms hereof, will be legally issued, fully paid and nonassessable, free and clear of all liens and encumbrances (other than any that are the result of any action or inaction of the Purchaser).

         (f) Disclosure. Neither the Company nor any other Person acting on its behalf has provided the Purchaser or their agents or counsel with any information that constitutes or may, in the Company's opinion, constitute material non-public information.

         (g) SEC Reports: Financial Statements. The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended, for the twelve months preceding the date hereof (collectively, "SEC Reports"). Except as disclosed in the Prospectus, and except as set forth in changes in subsequent amendments of SEC Reports, as of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules a regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth in changes in subsequent amendments of the financial statements included in SEC Reports, the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements, as amended, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.

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         3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser
hereby represents and warrants to the Company as follows:

         (a) Organization; Authorization. The Purchaser has been organized and is in good standing under the laws of the jurisdiction of its formation. The Purchaser has the requisite right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. Upon the execution and delivery of this Agreement, and assuming the valid execution thereof by the Company, this Agreement shall constitute the valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (b) as enforceability of any indemnification and contribution provisions may be limited under the federal and state securities laws and public policy, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

         (b) No Conflicts. The execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby does not and will not (1) conflict with or violate any provision of the Purchaser's or Company's certificate of incorporation or bylaws (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment or acceleration (with or without notice, lapse of time or both) of, any material agreement or indebtedness to which the Purchaser is a party or by which any material property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any order, judgment or decree of any court to which the Purchaser is subject.

         (c) Investment Representation. The Purchaser is not party to any agreement or arrangement with respect to a disposition of Shares other than this Agreement. The Purchaser is not registered as a broker-dealer under the Exchange Act. The Purchaser is purchasing the Shares for the Purchaser's own account, for investment purposes only and not with a view to distribute or participate in a distribution thereof; provided that the foregoing representation and warranty is not an agreement by the Purchaser to hold the Shares for any period of time.



         4. PAYMENT. The parties are entering into the Escrow Agreement attached as Exhibit A, and the Purchaser will wire funds prior to the Closing to the Escrow Agent. On the Closing Day: (x) the Company will deliver to the Purchaser, via the Purchaser's DTC Account through the Depository Trust Company DWAC system, the number Shares set forth in the Purchaser Agreement; and (y) the Escrow Agent will deliver to the Company an amount in United States dollars equal to the product of the number of Shares that it is acquiring at the Closing, multiplied by the Per Share Purchase Price for such Shares, via wire transfer of immediately available funds to an account designated in writing by the Company for such purpose. The Closing Day shall be the date of this Agreement or the first date that the Company can DWAC shares, but not later than April 25, 2003. The Company will reimburse $10,000 to the Purchaser for such

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Purchaser's due diligence and related expenses incurred with connection with the transactions contemplated hereby. At the Closing, such payments will be withheld from the Purchase Price payable to the Company by the Purchaser.

         5. COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         6. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Purchaser make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Purchaser.

         7. SEVERABILITY. In the event that any provision of this Agreement shall be determined to be invalid or unenforceable by any court of competent jurisdiction, the remainder of this agreement shall not be affected thereby, and any invalid or unenforceable provision shall be reformed so as to be valid and enforceable to the full extent permitted by law.







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                             SIGNATURE PAGE FOLLOWS]













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         IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase
Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.



                          COMPANY: HIENERGY TECHNOLOGIES, INC.

                          By: /s/ BOGDAN C. MAGLICH
                              -----------------------------------
                          Name: Bogdan C. Maglich

                          Title: Chairman, Chief Executive Officer and Treasurer





                          PURCHASER: VERTICAL VENTURES

                          INVESTMENTS, LLC

                          By: /s/ J. SILVERMAN
                              -----------------------------------
                          Name: JOSHUA SILVERMAN

                          Title: MANAGER

                          Address: 650 FIFTH AVE. 6TH FLOOR
                                   NY, NY 10019


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